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                                                                    EXHIBIT 10.1

                                    AMENDMENT
                                       TO
                     APACHE CORPORATION 401(k) SAVINGS PLAN

         Apache Corporation ("Apache") sponsors the Apache Corporation 401(k) Savings Plan (the "Plan"). In section 10.4 of the Plan, Apache reserved the right to amend the Plan from time to time. Apache hereby exercises the right to amend the Plan by making the following changes to the Plan, effective January 1, 2002.

                            REVISED MATCHING FORMULA

SECTION 3.1(b)(i) SHALL BE REPLACED IN ITS ENTIRETY WITH THE FOLLOWING.

                           (i) Standard Match. As of the last day of the Plan
                  Year, the Committee shall make the final allocation of Company Matching Contributions (including such forfeitures occurring during the pay period that are treated as Company Matching Contributions pursuant to section 5.5) to each Participant who made Participant Before-Tax Contributions during the Plan Year as follows. Each Participant's allocation shall be equal to his Participant Before-Tax Contributions for the Plan Year, up to a maximum allocation of 6% of his Compensation. The Committee may make interim allocations of Company Matching Contributions during the Plan Year, reflecting the allocation earned thus far in the Plan Year.

                               REVISED LOAN RULES

SECTION 7.2(a) SHALL BE REPLACED IN ITS ENTIRETY WITH THE FOLLOWING.

                  (a) Availability. Loans are available only to Employees, Participants who are parties-in-interest (within the meaning of ERISA section 3(14)), and beneficiaries who are parties-in-interest (collectively referred to in this section as "Borrowers"). The Committee shall temporarily reduce the amount a Participant may borrow or temporarily prevent the Participant from borrowing when, as described in section 13.9, the Committee is informed that a QDRO affecting the Participant's Accounts is in process or may be in process. Loans shall be temporarily unavailable to a prospective Borrower while the Committee has suspended loans because the Committee believes that the Plan may have a cause of action against the Participant, as explained in subsection 13.9(h).

                             NEW RULES FOR ROLLOVERS

SECTION 1.5(b)(i) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                           (i) Rollover Contributions to any defined
                  contribution plan maintained by the Company or an Affiliated Entity;

THE FOLLOWING SECTION 1.39A SHALL BE ADDED TO THE PLAN.

         1.39A "Rollover Contribution" means the following.

                  (a) Direct Transfers. A Rollover Contribution includes a direct transfer to a defined contribution plan by a Covered Employee of an eligible rollover distribution from:

                           (i) a qualified plan described in Code section 401(a)
                  (including after-tax contributions),


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                           (ii) a qualified annuity plan described in Code
                  section 403(a) (including after-tax contributions),

                           (iii) an annuity contract described in Code section
                  403(b) (including after-tax contributions), or

                           (iv) an eligible plan under Code section 457(b) that
                  is maintained by an eligible employer described in Code
                  section 457(e)(1)(A) (which generally includes state or local governments).

                  (b) Regular Rollovers. A Rollover Contribution includes a contribution to a defined contribution plan by a Covered Employee of an eligible rollover distribution from:

                           (i) a qualified plan described in Code section 401(a)
                  (excluding after-tax contributions),

                           (ii) a qualified annuity plan described in Code
                  section 403(a) (excluding after-tax contributions),

                           (iii) an annuity contract described in Code section
                  403(b) (excluding after-tax contributions), or

                           (iv) an eligible plan under Code section 457(b) that
                  is maintained by an eligible employer described in Code
                  section 457(e)(1)(A) (which generally includes state and local governments).

                  (c) Rollovers from IRAs. A Rollover Contribution includes a contribution to a defined contribution plan by a Covered Employee of the portion of a distribution from an individual retirement account or annuity described in Code section 408(a) or 408(b) that is eligible to be rolled over and that would otherwise be included in the Covered Employee's gross income.

THE INTRODUCTORY PARAGRAPH TO ARTICLE III SHALL BE AMENDED BY REPLACING THE WORD "ROLLOVERS" WITH "ROLLOVER CONTRIBUTIONS."

SECTION 3.2(b) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING SECTION 3.2(d). [NOTE: A NEW 3.2(b) AND 3.2(c) ARE BEING ADDED TO THE PLAN.]

                  (d) Rollovers. The Plan may accept any Rollover Contribution from a Covered Employee, with the following limitations. The Committee shall decide from time to time which types of Rollover Contributions the Plan will accept, and the conditions under which the Plan will accept them. The Plan shall not accept any Rollover Contribution to the extent that it is a direct transfer of an amount that would, if not rolled over, be excluded from the Covered Employee's gross income (i.e., the Plan won't accept rollovers of after-tax contributions). If the Plan accepts a contribution and subsequently determines that the contribution did not qualify as a Rollover Contribution, the Plan shall distribute such contribution, as well as the net increase or decrease in the net value of the Trust Fund attributable to the contribution, to the Covered Employee as soon as administratively practicable. Rollover Contributions shall be allocated to Rollover Accounts.

SECTION 4.1(c) SHALL BE REPLACED IN ITS ENTIRETY WITH THE FOLLOWING.

                  (c) Rollover Account. A Rollover Account shall be established for each Participant who makes a Rollover Contribution to this Plan pursuant to subsection 3.2(d).


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SECTION 6.6 SHALL BE REPLACED IN ITS ENTIRETY WITH THE FOLLOWING.

         6.6 Direct Rollover Election.

                  (a) General Rule. A Participant, an Alternate Payee who is the Spouse or former Spouse of the Participant, or a surviving Spouse of a deceased Participant (collectively, the "distributee") may direct the Trustee to pay all or any portion of his "eligible rollover distribution" to an "eligible retirement plan" in a "direct rollover." This direct rollover option is not available to other Account Owners (non-Spouse beneficiaries and Alternate Payees who are not the Spouse or former Spouse of the Participant). Within a reasonable period of time before an eligible rollover distribution, the Committee shall inform the distributee of this direct rollover option, the appropriate withholding rules, other rollover options, the options regarding income taxation, and any other information required by Code section 402(f). The distributee may waive the usual 30-day waiting period before receiving a distribution, and elect to receive his distribution as soon as administratively practicable after completing and filing his distribution election.

                  (b) Definition of Eligible Rollover Distribution. An eligible rollover distribution is any distribution or in-service withdrawal other than (i) distributions required under Code section 401(a)(9),
         (ii) distributions of amounts that have already been subject to federal income tax (such as defaulted loans or after-tax voluntary contributions), other than a direct transfer to (A) another retirement plan that meets the requirements of Code sections 401(a) or 403(a), or
         (B) an individual retirement account or annuity described in Code section 408(a) or 408(b), (iii) installment payments in a series of substantially equal payments made at least annually and (A) made over a specified period of ten or more years, (B) made for the life or life expectancy of the distributee, or (C) made for the joint life or joint life expectancy of the distributee and his designated beneficiary, (iv) a distribution to satisfy the limits of Code section 415 or 402(g), (v) a deemed distribution of a defaulted loan from this Plan, to the extent provided in the regulations, (vi) a distribution to satisfy the ADP or ACP tests, (vii) any other actual or deemed distribution specified in the regulations issued under Code section 402(c), or (viii) any hardship withdrawal by an Employee.

                  (c) Definition of Eligible Retirement Plan. An eligible retirement plan is an individual retirement account or annuity described in Code section 408(a) or 408(b), an annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), an eligible plan under Code section 457(b) that is maintained by an eligible employer described in Code section 457(e)(1)(A) (which generally includes state and local governments), or the qualified trust of a defined contribution plan described in Code section 401(a), that accepts eligible rollover distributions.

                  (d) Definition of Direct Rollover. A direct rollover is a payment by the Trustee to the eligible retirement plan specified by the distributee.

SECTION 15.2(g) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                  (g) Rollovers. If the Serviceman was a Covered Employee when he or she became a Serviceman, the Serviceman may make Rollover Contributions pursuant to subsection 3.2(d) until the day on which his or her potential USERRA reemployment rights expire.

                         REPEAL OF THE MULTIPLE-USE TEST

SECTION 3.7 SHALL BE DELETED IN ITS ENTIRETY, BUT SECTIONS 3.8 AND 3.9 SHALL NOT BE RE-NUMBERED.

ALL REFERENCES TO THE MULTIPLE-USE TEST OR TO SECTION 3.7 SHALL BE DELETED FROM SECTIONS 1.13(c), 3.1(b)(ii), 3.1(c)(iv), 4.2(c)(iv), 5.2(b), 15.4(h)(i), AND
15.4(h)(ii)(F).


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                     CHANGE TO THE LIMIT IN CODE SECTION 415

SECTION 3.4(a) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                  (a) The Annual Additions to a Participant's Account(s) in this Plan and to his or her accounts in any other defined contribution plans maintained by the Company or an Affiliated Entity for any Limitation Year shall not exceed in the aggregate the lesser of (i) $40,000 (as adjusted by the Secretary of the Treasury), or (ii) 100% of the Participant's Compensation. The limit in paragraph (ii) shall not apply to any contribution for medical benefits (within the meaning of Code section 419A(f)(2)) after separation from service that is treated as an Annual Addition.

                 ADDITIONAL INVOLUNTARY DISTRIBUTIONS PERMITTED

SECTION 6.5(d) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                  (d) Small Amounts. If the aggregate value of the nonforfeitable portion of a Participant's Accounts other than his Rollover Account is $5,000 or less on any date after the Participant ceases to be an Employee, then the Participant shall receive a single payment of the distributable amount as soon as practicable, provided that the aggregate value is $5,000 or less when the distribution is processed. The Committee may elect to check the value of the Participant's Accounts on an occasional (rather than a daily) basis, to determine whether to apply the provisions of this subsection.

THE SECOND SENTENCE OF SECTION 13.9(f)(ii) SHALL BE REPLACED BY THE FOLLOWING SENTENCE.

                  If the value of the nonforfeitable portion of an Alternate Payee's Account (ignoring any portion of the Participant's Rollover Account that was assigned to the Alternate Payee) is $5,000 or less, the Alternate Payee shall receive a single payment of the distributable amount as soon as practicable (without the Alternate Payee's consent), provided that the value is $5,000 or less when the distribution is processed.

                        ELIMINATION OF THE SAME-DESK RULE

THE SECOND SENTENCE OF SECTION 6.5(a)(i) SHALL BE ELIMINATED.

SECTION 15.3(a) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                  (a) If a Serviceman is not reemployed before his or her potential USERRA reemployment rights expire, the Committee shall determine his or her Termination from Service Date by treating his or her service in the Uniformed Services as an approved leave of absence but treating the expiration of his or her potential USERRA reemployment rights as the failure to timely return from his or her leave of absence, with the consequence that his or her Termination from Service Date will generally be the date his or her potential USERRA rights expired. Once his or her Termination from Service Date has been determined, the Committee shall determine his or her vested percentage. For purposes of Article VI and section 7.1 (relating to distributions), the day the Serviceman's potential USERRA reemployment rights expired shall be treated as the day he or she terminated employment with the Company and Affiliated Entities. For purposes of subsection 5.2(d) (relating to the timing of forfeitures), the Serviceman's last day of employment shall be the day his or her potential USERRA reemployment rights expired. If the Serviceman has an outstanding loan from this Plan when his or her potential USERRA reemployment rights expire, his or her loan shall go into default on the last day of the calendar quarter after the calendar quarter in which his or her potential USERRA reemployment rights expired, unless, before the loan goes into default, he or she repays the loan or is rehired pursuant to subsection (b).

APPENDICES D AND F SHALL BE ELIMINATED, AND APPENDIX E SHALL BE RE-DESIGNATED AS APPENDIX D.


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APPENDIX C SHALL BE AMENDED BY REPLACING BOTH THE INTRODUCTORY PARAGRAPH AND THE
"SALES" PARAGRAPH WITH THE FOLLOWING PARAGRAPHS.

         Over the years, Apache and its Affiliated Entities have engaged in numerous corporate transactions, both acquisitions and sales. This Appendix contains any special provisions that apply to employees affected by the corporate transaction, including both those who become Employees and those who cease to be Employees.

                                      Sales

         For an Employee who transferred to Natural Gas Clearinghouse ("NGC") pursuant to the terms of the Employee Benefits Agreement effective April 1, 1990 between Apache and NGC, a Period of Service shall be calculated by treating as employment with Apache any period(s) of employment after April 1, 1990 with NGC or any business that is then treated as a single employer with NGC pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

         Employees terminated in connection with the summer 1995 sale of certain properties to Citation 1994 Investment Limited Partnership are fully vested in their Plan Accounts as of September 1, 1995.

         An Employee who transferred to Producers Energy Marketing LLC ("ProEnergy") in the first half of 1996 is fully vested in his or her Plan Accounts as of the date of transfer. If such an individual becomes an Employee again, all new contributions to his or her Plan Accounts shall vest according to the regular rules.

           SHORTENING THE SUSPENSION PERIOD AFTER HARDSHIP WITHDRAWALS

THE THIRD-FROM-THE-LAST SENTENCE OF SECTION 3.2(a)(iii) SHALL BE REPLACED WITH THE FOLLOWING.

         If an Employee makes a hardship withdrawal from his Before-Tax Account under section 7.1 after 2001, his contribution rate shall be immediately reduced to 0%, and shall remain at 0% for at least 6 months.

SECTION 7.1(c)(ii) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                           (ii) Satisfaction of Need. The withdrawal is deemed
                  to be needed to satisfy the Employee's financial need if (A) the Employee has obtained all withdrawals and all non-taxable loans available from the Company's and any Affiliated Entities' qualified plans, and (B) for a period of at least 6 months from the date the Employee receives the withdrawal, he or she ceases to make Participant Before-Tax Contributions and elective contributions to all qualified and non-qualified plans maintained by the Company or any Affiliated Entity.

                            CHANGE IN TOP-HEAVY RULES

THE FIRST SENTENCE OF SECTION 12.2 SHALL BE AMENDED BY REPLACING THE PHRASE "WHO TERMINATED EMPLOYMENT WITHIN FIVE YEARS OF THE DETERMINATION DATE" WITH THE PHRASE "WHO TERMINATED EMPLOYMENT WITHIN ONE YEAR OF THE DETERMINATION DATE."

THE THIRD SENTENCE OF SECTION 12.2 SHALL BE REPLACED BY THE FOLLOWING.

         For purposes of determining the account balance of any Participant, (a) the balance shall be determined as of the Determination Date, (b) the balance shall also include any distributions to the Participant during the one-year period ending on the Determination Date, and (c) the balance shall also include, for distributions made for a reason other than separation from service or death or disability, any distributions to the Participant during the five-year period ending on the Determination Date.


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THE THIRD-FROM-THE-LAST SENTENCE OF SECTION 12.2 SHALL BE REPLACED BY THE
FOLLOWING.

         If one or more of the plans required or permitted to be aggregated with this Plan is a defined benefit plan, a Participant's "account balance" shall mean the present value of the Participant's accrued benefit.

THE LAST SENTENCE OF SECTION 12.4 SHALL BE REPLACED WITH THE FOLLOWING.

         If the minimum allocation is not otherwise satisfied for any Non-Key Employee, the Company shall contribute the additional amount needed to satisfy this requirement to such Non-Key Employee's Company Contributions Account.

                   EXTRA CONTRIBUTIONS FOR THOSE 50 AND OLDER

THE FOLLOWING SECTION SHALL BE ADDED TO THE PLAN.

         1.5A "Catch-Up Contributions" means those contributions made to the Plan by the Company, at the election of the Participant pursuant to subsection 3.2(b) that meet the requirements of Code section 414(v).

THE FOLLOWING SECTION SHALL BE ADDED TO THE PLAN.

         1.21A "401(k) Contributions" means those contributions made to the Plan by the Company, at the election of the Participant pursuant to subsection 3.2(a), that are excludable from the Participant's gross income under Code sections 401(k) and 402(e)(3).

SECTION 1.32 SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

         1.32 "Participant Before-Tax Contributions" means 401(k) Contributions and Catch-Up Contributions.

THE TERM "PARTICIPANT BEFORE-TAX CONTRIBUTION" SHALL BE REPLACED, IN THE FOLLOWING SECTIONS, BY THE TERM "401(k) CONTRIBUTIONS": 1.5(a)(iii), 3.1(d), 3.3(b), 3.4(b)(iii), 3.4(b)(iv), 4.2(c)(iv), AND 5.2(b).

SECTION 3.2(a) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING SECTIONS 3.2(a) AND 3.2(b).

                  (a) 401(k) Contributions.

                           (i) General Rules. A Participant may elect to defer
                  the receipt of a portion of his or her Compensation during the Plan Year and contribute such amounts to the Plan as 401(k) Contributions. The Committee shall determine the maximum 401(k) Contributions that a Participant may make and shall establish other administrative rules governing the 401(k) Contributions; for example, the Committee may require 401(k) Contributions to be made in whole percentages of Compensation, the Committee may allow different contribution percentages from bonuses than are allowed from regular pay, and the Committee may limit 401(k) Contributions (for the year or for the pay period or for a bonus) to a percentage of Compensation (for the year or for the pay period or for the bonus). The Company shall pay the amount deducted from the Participant's Compensation to the Trustee promptly after the deduction is made. 401(k) Contributions shall be allocated to Participant Before-Tax Contributions Accounts.


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                           (ii) Limitations on 401(k) Contributions.

                                    (A) Limit for Apache Plans. The sum of
                           401(k) Contributions to this Plan and elective deferrals (as defined in Code section 402(g)(3)) to any other plan maintained by the Company or an Affiliated Entity shall not exceed the dollar limit in effect under Code section 402(g)(1) in any calendar year. The Company shall inform the Committee if such limit has been exceeded, and the excess amount allocated to this Plan. The excess amount allocated to this Plan shall be reduced by any 401(k) Contributions returned pursuant to any other provision of this Article. Any remaining excess amount shall be recharacterized as a Catch-Up Contribution to the extent possible, and any remaining excess amount shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the calendar year after the calendar year in which the excess occurred. Company Matching Contributions attributable to amounts returned under this subparagraph shall be forfeited. Unmatched 401(k) Contributions shall be returned first. The amount returned, recharacterized or forfeited shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Account attributable thereto for the Plan Year. The Committee may use any reasonable method to allocate this adjustment.

                                    (B) Participant Limit. If the sum of the
                           401(k) Contributions to this Plan and elective deferrals (as defined in Code section 402(g)(3)) to any other plan exceed the dollar limit in effect under Code section 402(g)(1) in a calendar year, and the Participant is an Employee on the last day of the Plan Year and informs the Committee of the amount of the excess allocated to this Plan, then that amount will be reduced by any 401(k) Contributions for that calendar year that were returned pursuant to any other provision in this Article. Any remaining excess amount shall be recharacterized as a Catch-Up Contribution to the extent possible, and any remaining excess amount shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the calendar year after the calendar year in which the excess occurred. Company Matching Contributions attributable to amounts returned under this subparagraph shall be forfeited. Unmatched 401(k) Contributions shall be returned first. The amount returned, recharacterized, or forfeited shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Account attributable thereto for the Plan Year. The Committee may use any reasonable method to allocate this adjustment.

                  (b) Catch-Up Contributions.

                           (i) General Rules. A Participant whose 49th birthday
                  occurred before the first day of the Plan Year may elect to defer the receipt of a portion of his or her Compensation during the Plan Year and contribute such amounts to the Plan as Catch-Up Contributions. The Company shall pay the amount deducted from the Participant's Compensation to the Trustee promptly after the deduction is made. The Committee shall determine after the end of each calendar year which Participant Before-Tax Contributions were Catch-Up Contributions and which were 401(k) Contributions. See sections 3.5 and 3.6 for instances in which Participant Before-Tax Contributions that would normally be


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                  characterized as 401(k) Contributions are in fact
                  characterized as Catch-Up Contributions. Catch-Up Contributions shall be allocated to Participant Before-Tax Contributions Accounts.

                           (ii) Limitations on Catch-Up Contributions.

                                    (A) Limit for Apache Plans. The sum of
                           Catch-Up Contributions to this Plan and similar deferrals under Code section 414(v) to any other plan maintained by the Company or an Affiliated Entity shall not exceed the dollar limit in effect under Code section 414(v)(2) in any calendar year. The Company shall inform the Committee if such limit has been exceeded, and the excess amount allocated to this Plan. The excess amount allocated to this Plan shall be reduced by any amounts returned pursuant to any other provision of this Article. Any remaining excess amount shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the calendar year after the calendar year in which the excess occurred. Company Matching Contributions attributable to amounts returned under this subparagraph shall be forfeited. Unmatched Catch-Up Contributions shall be returned first. The amount returned or forfeited shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Account attributable thereto for the Plan Year. The Committee may use any reasonable method to allocate this adjustment.

                                    (B) Participant Limit. If the sum of the
                           Catch-Up Contributions to this Plan and similar deferrals under Code section 414(v) to any other plan exceed the dollar limit in effect under Code section 414(v)(2) in a calendar year, and the Participant is an Employee on the last day of the Plan Year and informs the Committee of the amount of the excess allocated to this Plan, then that amount will be reduced by any Catch-Up Contributions for that calendar year that were returned pursuant to any other provision in this Article and any remaining excess amount shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the calendar year after the calendar year in which the excess occurred. Company Matching Contributions attributable to amounts returned under this subparagraph shall be forfeited. Unmatched Catch-Up Contributions shall be returned first. The amount returned or forfeited shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Account attributable thereto for the Plan Year. The Committee may use any reasonable method to allocate this adjustment.

                  (c) Procedures. Participant Before-Tax Contributions shall be made according to rules prescribed by the Committee, and may only be made after the Company has received authorization from a Participant to deduct such contributions from his or her Compensation. Such authorization shall remain in effect until revoked or changed by the Participant. The Participant may change his or her authorization as of the first day of any pay period by filing an election no later than the last day of the pay period. To be effective, any authorization, change of authorization, or notice of revocation must be filed with the Committee according to such restrictions and requirements as the Committee prescribes. The Committee shall establish procedures from time to time for Participants to change their contribution elections, which procedures shall be communicated to Participants. The Committee may establish different procedures for Participant Before-Tax Contributions from different types of Compensation, such as bonuses. The Committee's procedures for


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         Catch-Up Contributions shall allow all Participants who can make
         Catch-Up Contributions the effective opportunity to make the same dollar amount of Catch-Up Contributions for the calendar year.

THE FOLLOWING NEW PHRASE SHALL BE ADDED TO THE END OF THE LAST SENTENCE OF
SECTION 1.5(b), AND THE WORD "OR" IMMEDIATELY PRECEDING SECTION 1.5(b)(v) SHALL BE DELETED.

         , or (vi) salary deferrals within the meaning of Code sections 414(u)(2)(C) or 414(v)(6)(B).

THE PHRASE "CODE SECTIONS 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 408(p), OR
457" IN SECTION 1.13(a) AND 1.13(b) SHALL BE REPLACED BY THE PHRASE "CODE SECTIONS 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 408(p), 414(u)(2)(C),
414(v)(6)(B), OR 457."

THE LAST SENTENCE OF PARAGRAPH 3.1(c)(II) SHALL BE ELIMINATED.

SECTION 3.1(d) SHALL BE REPLACED IN ITS ENTIRETY WITH THE FOLLOWING.

                  (d) Contributions Contingent on Deductibility. The Company Contributions for a Plan Year (excluding forfeitures, contributions pursuant to paragraph 3.1(c)(v), and Catch-Up Contributions), when combined with Participant Before-Tax Contributions for the Plan Year, shall not exceed the amount allowable as a deduction for Apache's taxable year ending with or within the Plan Year pursuant to Code section 404. The amount allowable as a deduction under Code section 404 shall include carry forwards of unused deductions for prior years. If the Code section 404 deduction limit would be exceeded for any Plan Year, the Plan contributions shall be reduced, in the following order, until the Plan contributions equal the Code section 404 deduction limit: first, the Company Matching Contributions for those Highly Compensated Employees who are eligible to participate in the Company's Nonqualified Retirement/Savings Plan; second, the Participant Before-Tax Contributions for those Highly Compensated Employees who are eligible to participate in the Company's Nonqualified Retirement/Savings Plan; third, all but $1 of the Company Discretionary Contributions for those Highly Compensated Employees who are eligible to participate in the Company's Nonqualified Retirement/Savings Plan; fourth, any remaining unmatched Participant Before-Tax Contributions; fifth, any remaining matched Participant Before-Tax Contributions, and the corresponding Company Matching Contribution; sixth, any remaining Company Discretionary Contributions. Company Contributions other than QNECs, QMACs, and contributions pursuant to paragraph 3.1(c)(iv) shall be paid to the Trustee no later than the due date (including any extensions) for filing the Company's federal income tax return for such year; QNECs and QMACs shall be paid to the Trustee no later than 12 months after the close of the Plan Year; and contributions subject to paragraph 3.1(c)(iv) shall be paid to the Trustee as specified in section 15.4. Company Contributions may be made without regard to current or accumulated earnings and profits; nevertheless, this Plan is intended to qualify as a "profit sharing plan" as defined in Code section 401(a). The appropriate contribution of the Company to the Trust Fund may be paid by the Company in the form of Company Stock, cash, other assets of any character, or in any combination of the foregoing, as determined by the Company.

SECTION 3.5 SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

         3.5 Contribution Limits for Highly Compensated Employees (ADP Test).

                  (a) Limits on Contributions. Notwithstanding any provision in this Plan to the contrary, the actual deferral percentage ("ADP") test of Code section 401(k)(3) shall be satisfied. Code section 401(k) and the regulations issued thereunder are hereby incorporated by reference to the extent permitted by such regulations. In performing the ADP test for a Plan Year, the Plan will use that Plan Year's data for the Non-Highly Compensated Employees.

                  (b) Permissible Variations of the ADP Test. To the extent permitted by the regulations under Code sections 401(m) and 401(k), 401(k) Contributions, QMACs, and QNECs may be used to satisfy the ACP test of section 3.6 if they are not used to satisfy the ADP test. The Committee may elect to exclude from the ADP test those Non-Highly Compensated Employees who, at the end of the Plan Year, had not attained age 21 and/or whose Period of Service was for less than one year.

                  (c) Advanced Limitation on 401(k) Contributions or Company Matching Contributions. The Committee may limit the 401(k) Contributions of any Highly Compensated Employee (or any Employee expected to be a Highly Compensated Employee) at any time during the Plan Year (with the result that his or her share of Company Matching Contributions may be limited). This limitation may be made, if practicable, whenever the Committee believes that the limits of this section or sections 3.4 or 3.6 will not be satisfied for the Plan Year.

                  (d) Corrections to Satisfy Test. If the ADP test is not satisfied for the Plan Year, the Committee shall decide which one or more of the following methods shall be employed to satisfy the ADP test. All corrections shall be accomplished if possible before March 15 of the following Plan Year, and in no event later than 12 months after the close of the Plan Year.

                           (i) The Committee may recommend to the Company and
                  the Company may make QNECs to the Plan, pursuant to subsection 3.8(c).

                           (ii) The Committee may recommend to the Company and
                  the Company may designate some or all of the Company Discretionary Contributions allocated to Non-Highly Compensated Employees as QNECs, pursuant to subsection 3.8(b).

                           (iii) The Committee may recommend to the Company and
                  the Company may designate any Company Matching Contributions to the Plan as QMACs, pursuant to section 3.9.

                           (iv) 401(k) Contributions of Highly Compensated
                  Employees may be recharacterized as Catch-Up Contributions or returned to the Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (f).

                  (e) Order of Correction. The method described in subsection
         (c) shall be employed first, during the Plan Year. If that method is not used during the Plan Year, or if the net effect of such method was insufficient for the ADP test to be satisfied, the Company has the discretion to use any one or more of the methods described in paragraphs (d)(i), (d)(ii), and (d)(iii). If the Company does not choose to make the corrections described in paragraphs (d)(i), (d)(ii), and (d)(iii), or if such corrections are insufficient to satisfy the ADP test, then the correction method described in paragraph (d)(iv) shall be used.

                  (f) Calculating the Amounts Returned or Recharacterized. If the ADP test is not satisfied, and 401(k) Contributions are returned or recharacterized pursuant to paragraph (d)(iv) above, the Committee shall determine the amount to be returned or recharacterized pursuant to paragraph (i) below, and shall then allocate that amount among the Highly Compensated Employees pursuant to paragraph (ii) below in the order specified in paragraph (iii) below. The amount actually recharacterized or returned to each Highly Compensated Employee shall be adjusted to reflect as nearly as possible the actual investment gains or losses thereon for the Plan Year, determined pursuant to
         Article IV, but shall not be adjusted to reflect any subsequent gains or losses.

                           (i) Calculation of Amount of Excess Contributions.
                  The amount of 401(k) Contributions to be recharacterized or returned to the group of Highly Compensated Employees as a whole (the "excess contributions") shall be equal to the hypothetical reduction in the 401(k) Contributions that are subject to the ADP test pursuant to subsection (b) (the "relevant 401(k) Contributions") that would be made under the following procedure. The Highly Compensated Employee(s) with the highest "actual deferral ratio" has an amount hypothetically reduced until his or her actual deferral ratio is reduced to the actual deferral ratio of the Highly Compensated Employee with the next highest actual deferral ratio; this process is repeated to the extent necessary for the ADP test to be satisfied. The term "actual deferral ratio" is a fraction, the denominator of which is equal to the Participant's Compensation, and the numerator of which is equal to (A)+(B)+(C)-(D)-(E), where

                           (A) is equal to the Participant's 401(k)
                           Contributions for the Plan Year.

                           (B) is equal to that portion of the Participant's QNECs and QMACs that are allocated to the Participant as of any date within the Plan Year, but only to the extent that the Committee elects to include them in the ADP test.

                           (C) is equal to zero for a Non-Highly Compensated Employee, and, for each Highly Compensated Employee who participates in a cash or deferred arrangement sponsored by the Company or an Affiliated Entity that is permitted to be aggregated with this Plan, is equal to the contributions to the other plan that are subject to that plan's ADP test.

                           (D) is equal to any of the amounts in (A) that are used in the ACP test pursuant to subsection (b).

                           (E) is equal to any of the amounts in (A) or (B) or
                           (C) that have been removed from the Participant's Accounts pursuant to any other corrective mechanisms described in this Article.

                           (ii) Allocation of Excess Contributions. The excess
                  contributions shall be allocated among the Highly Compensated Employees as follows. The Highly Compensated Employee(s) with the largest relevant 401(k) Contributions shall have an amount recharacterized or returned until his or her remaining relevant 401(k) Contributions are equal to those of the Highly Compensated Employee with the next largest relevant 401(k) Contributions. This process is repeated until the excess contributions have been completely recharacterized or returned to the Highly Compensated Employees.

                           (iii) Ordering. For each Highly Compensated Employee
                  allocated an excess contribution, the Plan shall take the following steps, in the following order.

                                    (A) Recharacterize matched 401(k)
                           Contributions as Catch-Up Contributions to the extent possible.

                                    (B) Recharacterize unmatched 401(k)
                           Contributions as Catch-Up Contributions to the extent possible.

                                    (C) Return unmatched 401(k) Contributions.

                                    (D) Return matched 401(k) Contributions and
                           forfeit the corresponding Company Matching
                           Contribution (unless it was returned to the Participant pursuant to paragraph 3.6(c)(iv)).

SECTION 3.6 SHALL BE REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         3.6 Contribution Limits for Highly Compensated Employees (ACP Test).

                  (a) Limits on Contributions. Notwithstanding any provision in this Plan to the contrary, the actual contribution percentage ("ACP") test of Code section 401(m)(2) shall be satisfied. Code section 401(m) and the regulations issued thereunder are hereby incorporated by reference to the extent permitted by such regulations. In performing the ACP test for a Plan Year, the Plan will use that Plan Year's data for the Non-Highly Compensated Employees.

                  (b) Permissible Variations of the ACP Test. To the extent permitted by the regulations under Code sections 401(m) and 401(k), 401(k) Contributions, QMACs, and QNECs may be used to satisfy this test if not used to satisfy the ADP test of section 3.5. The Committee may elect to exclude from the ACP test those Non-Highly Compensated Employees who, at the end of the Plan Year, had not attained age 21 and/or whose Period of Service was for less than one year.

                  (c) Corrections to Satisfy Test. If the ACP test is not satisfied, the Committee shall decide which one or more of the following methods shall be employed to satisfy the ACP test. All corrections shall be accomplished if possible before March 15 of the following Plan Year, and in no event later than 12 months after the close of the Plan Year.

                           (i) The Committee may recommend to the Company and
                  the Company may make QNECs to the Plan, pursuant to subsection 3.8(c).

                           (ii) The Committee may recommend to the Company and
                  the Company may designate any portion of its Company Discretionary Contribution as a QNEC, pursuant to subsection 3.8(b).

                           (iii) The Committee may recommend to the Company and
                  the Company may make extra Company Matching Contributions to the Plan, pursuant to paragraph 3.1(b)(ii).

                           (iv) The non-vested Company Matching Contributions
                  allocated to Highly Compensated Employees as of any date during the Plan Year may be forfeited as of the last day of the Plan Year, and the vested Company Matching Contributions allocated to any Highly Compensated Employee for the Plan Year may be paid to such Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (e).

                           (v) Those 401(k) Contributions that are taken into
                  account for this ACP test for any Highly Compensated Employee may be returned to such Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (e).

                  (d) Order of Correction. The method described in subsection 3.5(c) shall be employed first, during the Plan Year. If that method is not used during the Plan Year, or if the net effect of such method was insufficient for the ACP test to be satisfied, the Company has the discretion to use any one or more of the methods described in paragraphs (c)(i), (c)(ii), and (c)(iii). If the Company does not choose to make the corrections described in paragraphs (c)(i), (c)(ii), and (c)(iii), or if such corrections are insufficient to satisfy the ACP test, then the correction methods described in paragraphs (c)(iv) and (c)(v) shall be used, as described in subsection (e).

                  (e) Calculating the Corrective Reduction in Participants' Accounts. If the ACP test is not satisfied, and the correction methods described in paragraphs (c)(iv) and (c)(v) are to be used, the Committee shall determine the amount of the correction pursuant to paragraph (i) below, and shall then allocate that amount among the Highly Compensated Employees pursuant to paragraph (ii) below in the order specified in paragraph (iii). The amount of the correction shall be adjusted to reflect as nearly as possible the actual investment gains or losses thereon for the Plan Year, determined pursuant to
         Article IV, but shall not be adjusted to reflect any subsequent gains or losses.

                           (i) Calculation of Amount of Excess Aggregate
                  Contributions. The term "aggregate contributions" means those 401(k) Contributions and Company Matching Contributions that are taken into account for the ACP test pursuant to subsection
                  (b). The amount of the excess aggregate contributions shall be equal to the hypothetical reduction in the aggregate contributions that would be made under the following procedure. The Highly Compensated Employee(s) with the highest "actual contribution ratio" has his or her aggregate contributions hypothetically reduced until his or her actual contribution ratio is lowered to the actual contribution ratio of the Highly Compensated Employee with the next highest actual contribution ratio; this process is repeated to the extent necessary for the ACP test to be satisfied. The term "actual contribution ratio" is a fraction, the denominator of which is equal to the Participant's Compensation, and the numerator of which is equal to (A)+(B)+(C)+(D)-(E), where

                           (A) is equal to the Participant's Company Matching Contributions for the Plan Year.

                           (B) is equal to the Participant's 401(k)
                           Contributions that are used in the ACP test pursuant to subsection (b).

                           (C) is equal to that portion of the Participant's QNECs and QMACs that are allocated to the Participant as of any date within the Plan Year, but only to the extent that the Committee elects to include them in the ACP test.

                           (D) is equal to zero for a Non-Highly Compensated Employee, and, for each Highly Compensated Employee who participates in a cash or deferred arrangement sponsored by the Company or an Affiliated Entity that is permitted to be aggregated with this Plan, is equal to the contributions to the other plan that are subject to that plan's ACP test.

                           (E) is equal to any of the amounts in (A) or (B) or
                           (C) or (D) that have been removed from the Participant's Accounts pursuant to any other corrective mechanisms described in this Article.

                           (ii) Allocation of Excess Aggregate Contributions.
                  The excess aggregate contributions shall be allocated among the Highly Compensated Employees as follows. The Highly Compensated Employee(s) with the largest aggregate contributions shall have his or her aggregate contributions reduced until his or her remaining aggregate contributions are equal to those of the Highly Compensated Employee with the next largest aggregate contributions. This process is repeated until the excess aggregate contributions have been eliminated.

                           (iii) Ordering. For each Highly Compensated Employee
                  allocated an excess aggregate contribution, the Plan shall take the following steps, in the following order.

                                    (A) Recharacterize matched 401(k)
                           Contributions as Catch-Up Contributions to the extent possible.

                                    (B) Recharacterize unmatched 401(k)
                           Contributions as Catch-Up Contributions to the extent possible.

                                    (C) Return unmatched 401(k) Contributions.

                                    (D) Pay the vested Company matching
                           Contribution for the Plan Year to the Participant.

                                    (E) Return matched 401(k) Contributions and
                           forfeit the corresponding Company Matching
                           Contribution (unless it was returned to the Participant pursuant to paragraph 3.6(c)(iv)).

                                    (F) Forfeit the unvested Company Matching
                           Contribution for the Plan Year.

SECTION 9.2(a) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                  (a) Except as provided in subsection (b) below, (i) all taxes upon or in respect of the Trust shall be paid by the Trustee out of the Trust assets, and all expenses of administering the Plan and Trust shall be paid out of the Trust assets, to the extent permitted by law and to the extent such taxes and expenses are not paid by the Company or the Account Owner, and (ii) the Committee shall have full discretion to determine how to allocate taxes and expenses among Accounts. No fiduciary shall receive any compensation for services rendered to the Plan if the fiduciary is being compensated on a full time basis by the Company.

SECTION 15.1(c) SHALL BE DELETED.

SECTION 15.4(h)(ii)(D) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                                    (D) The limits of paragraph 3.2(a)(ii)
                           (relating to the maximum 401(k) Contributions) and paragraph 3.2(b)(ii) (relating to the maximum Catch-Up Contributions) for each calendar year shall be calculated by treating as 401(k) and Catch-Up Contributions his or her additional contributions pursuant to subsection (d) that are attributable to that calendar year's Deemed Compensation.

                           EXECUTED this 27th day of December, 2001.

                                          APACHE CORPORATION


                                          By: /s/ Jeffrey M. Bender
                                              ----------------------------------

                                          Title: Vice President, Human Resources
                                                 -------------------------------